Exhibit 10.1

CDI CORP.

Amendment To Employment Agreement

This is an amendment (“Amendment”) to the Employment Agreement entered into as of the 1st day of January, 2008 between CDI Corp., a Pennsylvania corporation (the “Company”), and Roger H. Ballou (“Executive”). This Amendment is effective as of March 19, 2009.

Background

In view of the serious deterioration in global economic conditions that is projected to continue through 2009, the parties wish to adjust the measures used in determining the number of shares of Performance-Contingent Deferred Stock (“PCDS”) which Mr. Ballou can earn based on the Company’s performance in 2009. Specifically, the parties desire to reduce the level of pre-tax profit (“PTP”) that the Company must achieve in order for Mr. Ballou to earn PCDS and to reduce the dollar value of PCDS earned by Mr. Ballou.

Agreement

Accordingly, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party, and intending to be legally bound, the parties agree as follows:

The Year 2009 section of the chart that appears on Exhibit C to the Employment Agreement is changed as follows:

Current 2009 Section of the Exhibit C Chart:

Year 2009		90%	95%	100%	105%	110%
Target PTP ($)	78,000,000	70,200,000	74,100,000	78,000,000	81,900,000	85,800,000
Total LTI Award ($)	1,500,000	750,000	1,050,000	1,500,000	1,875,000	2,250,000
TVDS ($)	281,250	281,250	281,250	281,250	281,250	281,250
PCDS ($)	1,218,750	468,750	768,750	1,218,750	1,593,750	1,968,750

New Amended 2009 Section of the Exhibit C Chart:

Year 2009		90%	95%	100%	105%	110%
Target PTP ($)	25,700,000	23,150,000	24,425,000	25,700,000	26,985,000	28,270,000
Total LTI Award ($)	734,362	412,181	541,053	734,362	1,030,453	1,326,543
TVDS ($)	281,250	281,250	281,250	281,250	281,250	281,250
PCDS ($)	453,112	130,931	259,803	453,112	749,203	1,045,293

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All other provisions of the Employment Agreement remain unchanged.

IN WITNESS WHEREOF, the parties have executed this Amendment intending to be legally bound by it.

Company:

CDI CORP.

/s/ Walter R. Garrison
By:	Walter R. Garrison
Chairman of the Board

EXECUTIVE:

/s/ Roger H. Ballou
Roger H. Ballou

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